UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 27, 2017
JETBLUE AIRWAYS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-49728	87-0617894
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

27-01 Queens Plaza North, Long Island City, New York		11101
(Address of principal executive offices)		(Zip Code)
(718) 286-7900
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.    Regulation FD Disclosure.

As previously announced by JetBlue Airways Corporation (the “Company”), on December 7, 2016, the Board of Directors of the Company approved certain changes to our previously announced share buyback program which authorizes the Company to repurchase up to $500 million worth of shares from January 1, 2016 through December 31, 2019.

On April 27, 2017, the Company entered into an agreement (the “ASR Agreement”) with Goldman, Sachs & Co. (“GS&Co.”), to implement an accelerated share repurchase program (the “ASR Program”).   Under the ASR Agreement, on April 28, 2017, the Company will pay $150 million to GS&Co. and will initially receive approximately 5.4 million shares based on the closing share price on April 27, 2017. The total number of shares to ultimately be purchased by the Company pursuant to the ASR Program will generally be based on the average of the daily Rule 10b-18 volume weighted average prices of the Company’s common stock during the term of the ASR Program, less a discount.

Upon final settlement of the ASR Agreement, the Company may be entitled to receive additional shares of the Company’s common stock from GS&Co. or, under certain circumstances specified in the ASR Agreement, the Company may be required to deliver shares or make a cash payment, at its option, to GS&Co. The ASR Program is expected to be completed by the end of the third quarter of 2017 and will be funded with cash on hand. After executing this ASR Program, the Company will have approximately $130 million of repurchase authority remaining.

The information contained in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JETBLUE AIRWAYS CORPORATION (Registrant)

Date: April 28, 2017	By:	/s/ Alexander Chatkewitz
Alexander Chatkewitz Vice President, Controller and Chief Accounting Officer (principal accounting officer)